Exhibit 32.3

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Muscle Maker, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Ferdinand Groenewald, Chief Financial Officer of the Company, certifies to the best of his knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Annual Report on Form 10-K for the year ended December 31, 2021, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Annual Report on Form 10-K for the year ended December 31, 2021, fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Ferdinand Groenewald
Ferdinand Groenewald
Chief Accounting Officer (Principal Accounting Officer) March 17, 2022